Exhibit 10.2

LIMITED Consent AND SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

This LIMITED CONSENT AND SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) is made as of June 7, 2022, by and among Aptevo Therapeutics inc., a Delaware corporation (“Aptevo Therapeutics”), and APTEVO RESEARCH AND DEVELOPMENT LLC, a Delaware limited liability company (“Aptevo R&D”, and together with Aptevo Therapeutics, each individually, a “Borrower” and collectively, the “Borrowers”), MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders and Borrowers have entered into that certain Credit and Security Agreement, dated as of August 5, 2020 (as amended by that certain First Amendment to Credit and Security Agreement, dated as of March 30, 2021 and as further amended, modified, supplemented and restated prior to the date hereof, the “Existing Credit Agreement” and as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have made Loans to Borrowers in the amounts and manner set forth in the Credit Agreement.

B.Aptevo Therapeutics is party to that certain Ruxience Sale Agreement, dated as of the First Amendment Effective Date, pursuant to which Aptevo Therapeutics sold to HealthCare Royalty Partners IV, L.P. (the “Buyer”) the Sold Ruxience Assets.

C.Borrowers desire to enter into that certain Amendment to Royalty Purchase Agreement, dated on or about the date hereof, by and between Aptevo Therapeutics and Buyer, which will amend the Ruxience Sale Agreement, in substantially the form attached hereto as Exhibit A (as in effect on the date hereof, the “Amendment No. 1 to Ruxience Sale Agreement”), pursuant to which, among other things, Aptevo Therapeutics will sell, transfer and assign certain additional assets to Buyer on and subject to the terms set forth therein.

D.Pursuant to Section 5.6(b) of the Credit Agreement,  the Borrowers are not permitted to consummate any Asset Dispositions other than Permitted Asset Dispositions.

E.Pursuant to Section 5.10 of the Credit Agreement, the Borrowers shall not amend or otherwise modify any Material Contract, including the Ruxience Sale Agreement, which amendment or modification would reasonably be expected to be materially adverse to the rights, interests or privileges of Agent or the Lenders or their ability to enforce the same.

F.Borrowers have requested, and Agent and Lenders constituting Required Lenders have agreed, to (i) consent to the Borrower entering into and consummating the transactions contemplated by Amendment No. 1 to Ruxience Sale Agreement and (ii) amend certain provisions of the Existing Credit Agreement related to the consummation of the transactions contemplated by Amendment No. 1 to Ruxience Sale Agreement, in each case, in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, the Lenders party hereto and Borrowers hereby agree as follows:

1.Recitals.  This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.Limited Consent.

(a)Subject to the terms and conditions set forth herein, Agent and each Required Lender hereby consent to (i) for purposes of Section 5.10 of the Credit Agreement, the entry by Aptevo Therapeutics into Amendment No. 1 to Ruxience Sale Agreement, and (ii) for purposes of Section 5.6(b) of the Credit Agreement, the disposition of the additional Royalty Payments (as defined in Ruxience Sale Agreement), as set forth in Amendment No. 1 to Ruxience Sale Agreement.

(b)The limited consents set forth in this Sections 2 are effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or of any other Financing Document; (ii) prejudice any right that Agent or Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (iii) constitute a consent to or waiver of any other past, present or future Default or Event of Default or other violation of any provisions of the Credit Agreement or any other Financing Documents, (iv) create any obligation to forbear from taking any enforcement action, or to make any further extensions of credit or (v) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.

3.Amendments to Existing Credit Agreement.  Subject to the satisfaction of the conditions to effectiveness set forth in Section 6 below, the Existing Credit Agreement is hereby amended as follows:

(a)Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order therein:

“Amendment No. 1 to Ruxience Sale Agreement” has the meaning provided in the Second Amendment.

“Second Amendment”  means that certain Limited Consent and Amendment No. 2 to Credit and Security Agreement, dated as of the Second Amendment Effective Date, by and among Borrowers, Agent and the Lenders party thereto.

“Second Amendment Effective Date” means June 7, 2022.

(b)The following definitions in Section 1.1 of the Existing Credit Agreement are hereby amended and restated in their entirety as follows:

“Permitted Ruxience Royalty Stream Disposition” means the sale by Aptevo Therapeutics of the Sold Ruxience Assets on the First Amendment Effective Date and the Second Amendment Effective Date pursuant to, and on the terms set forth in, that certain Royalty Purchase Agreement, dated as of the First Amendment Effective Date, among Aptevo Therapeutics, as seller, and HealthCare Royalty Partners IV, L.P. as buyer (as amended by Amendment No. 1 to Ruxience Sale Agreement and as further amended, supplemented or otherwise modified from time to in accordance with the terms thereof and of this Agreement, the “Ruxience Sale Agreement”); provided, concurrently with the sale on the First Amendment Effective Date, Borrower has made the required prepayment in accordance with Section 2.1(a)(ii)(B)(v).

“Sold Ruxience Assets” means the Purchased Assets, as defined in the Ruxience Sale Agreement, as the same is in effect on the Second Amendment Effective Date.

4.Release.

(a)In reliance on the certifications set forth in Section 4(b) below, the Agent, without recourse, representation or warranty, automatically upon the execution and delivery of Amendment No. 1 to Ruxience Sale Agreement, and without any action required by any other Person, hereby releases all of its right, title and interest in and to all assets constituting “Purchased Assets” (as defined in the Ruxience Sale Agreement, as amended by Amendment No. 1 to Ruxience Sale Agreement) (the “Assigned Assets”) and reassigns and transfers all of its right, title and interest that Agent, on its own behalf and on behalf of the Lenders under the Credit Agreement, may have in the Assigned Assets, to the Borrowers, and confirms that any Lien, security interest or other encumbrance of any kind in favor of Agent, on its own behalf and on behalf of the Lenders under the Credit Agreement, on or in respect of the Assigned Assets is hereby automatically discharged and released pursuant to Section 11.9 of the Credit Agreement. Except as otherwise expressly set forth herein, this Agreement does not release any Lien granted by the Borrowers in favor of Agent, for the benefit of the applicable Lenders, pursuant to the Credit Agreement or any other Financing Documents.

(b)The Borrowers hereby acknowledge that the Ruxience Sale Agreement (as amended by Amendment No. 1 to Ruxience Sale Agreement) and any and all products and proceeds thereof (including all Payment Rights (as defined below) thereunder, but excluding any proceeds or products thereof that constitute Assigned Assets) shall constitute Collateral and that all references to “Collateral” contained in the Credit Agreement or the other Financing Documents are hereby deemed for all purposes to include the Ruxience Sale Agreement (as amended by Amendment No. 1 to Ruxience Sale Agreement) and the products and proceeds thereof (including all Payment Rights thereunder) as part of the Collateral.  For the avoidance of doubt, in no event shall the Ruxience Sale Agreement (as amended by Amendment No. 1 to Ruxience Sale Agreement) or the products and proceeds (including all Payment Rights thereunder) thereof constitute Excluded Property. The term “Payment Rights” as used herein means, collectively: (i) all proceeds received under the Ruxience Sale Agreement (as amended by Amendment No. 1 to Ruxience Sale Agreement), (ii) all rights to payment of Borrowers under the Ruxience Sale Agreement (as amended by Amendment No. 1 to Ruxience Sale Agreement) and (iii) all rights related, ancillary or incidental to the foregoing clauses (i) and (ii).

5.Representations and Warranties. Each Borrower hereby confirms that each of the representations and warranties set forth in the Credit Agreement is true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty). Each Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Borrower, and are enforceable against such Borrower in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

6.Conditions to Effectiveness.  This Agreement shall become effective as of the date on which each of the following conditions has been satisfied (or waived in writing by the Agent and the Required Lenders):

(a)Borrowers, Agent and Required Lenders shall have delivered to Agent this Agreement, executed by an authorized officer of each such Person;

(b)Agent shall have a received fully executed and effective copies of Amendment No. 1 to Ruxience Sale Agreement and all material agreements, documents and instruments executed in connection therewith, each in form and substance acceptable to Agent;

(c)all representations and warranties of Borrowers contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and

(d)prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents.

7.Release.  In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof (and not, for the avoidance of doubt, arising at any time hereafter).  Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this

Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

8.No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default.  This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

9.Affirmation.  Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.  Each Borrower reaffirms its grant of Liens on the Collateral (other than the Sold Ruxience Assets) to secure the Obligations (as defined in the Security Agreement) pursuant to the Credit Agreement and the other Security Documents.

10.Miscellaneous.

(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

(b)Incorporation of Credit Agreement Provisions.  The provisions contained in Section 11.6 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c)Governing Law. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

(d)Submission to Jurisdiction.  EACH BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS.  EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO

SUCH BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

(e)Jury Trial Waiver.  EACH BORROWER, AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(f)Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(g)Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h)Entire Agreement.This Agreement, the Amended and Restated Fee Letter, and the Lien Release Agreement constitute the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(i)Severability.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(j)Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST,
as Agent

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDER:	MIDCAP FUNDING XIII TRUST

By: Apollo Capital Management, L.P.,
its investment manager

By: Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDER:	ELM 2020-3 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

	By:	/s/ John O’Dea
	Name:	John O’Dea
	Title:	Authorized Signatory

LENDER:	ELM 2020-4 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

	By:	/s/ John O’Dea
	Name:	John O’Dea
	Title:	Authorized Signatory

BORROWERS:	APTEVO THERAPEUTICS INC.

	By:	/s/ Jeff Lamothe
	Name:	Jeff Lamothe
	Title:	Executive Vice President and Chief Financial Officer

Aptevo Research and Development LLC

	By:	/s/ Jeff Lamothe
	Name:	Jeff Lamothe
	Title:	Executive Vice President and Chief Financial Officer

Exhibit A

Amendment No. 1 to Ruxience Sale Agreement

Omitted